Exhibit 99.2

 IVANTI, BACKED BY CLEARLAKE CAPITAL AND TA ASSOCIATES, ANNOUNCES STRATEGIC ACQUISITIONS OF MOBILEIRON AND PULSE SECURE TO FURTHER AUTOMATE AND SECURE ENDPOINTS

Transformational acquisitions of enterprise mobile management and zero trust security software companies establish Ivanti as a market-leading platform in unified endpoint management, zero trust security, and enterprise service management software solutions

SALT LAKE CITY, UT, MOUNTAIN VIEW, CA and SAN JOSE, CA – September 28, 2020 – Ivanti, Inc. (“Ivanti”), which automates IT and Security Operations to discover, manage, secure and service from cloud to edge, and is backed by affiliates of Clearlake Capital Group, L.P. (together with its affiliates, “Clearlake”) and TA Associates, today announced it has signed definitive agreements to acquire MobileIron Inc. (“MobileIron”), a leading provider of mobile-centric unified endpoint management solutions, and Pulse Secure LLC (“Pulse Secure”), a leading provider of secure access and mobile security solutions.

Under the terms of the agreement with MobileIron, Ivanti will acquire all outstanding shares of MobileIron common stock for a total value of approximately $872 million. MobileIron stockholders will receive $7.05 in cash per share, representing a 27% premium to the unaffected closing stock price as of September 24, 2020. MobileIron’s Board of Directors unanimously approved the deal and recommended that stockholders vote their shares in favor of the transaction.

Pulse Secure will be acquired from affiliates of Siris Capital Group, LLC (together with its affiliates, “Siris”). The terms of the Pulse Secure transaction were not disclosed.

By acquiring MobileIron and Pulse Secure, Ivanti will be delivering on its vision to enable the self-healing autonomous edge with adaptive security and contextualized, personalized experiences for remote workers. The combination of Ivanti, MobileIron, and Pulse Secure will cement Ivanti’s leadership in unified endpoint management, zero trust security, and enterprise service management, which are critical in today’s remote work environment. With today’s announced transactions, Ivanti will enable customers to discover, manage, secure service, and automate across all device types with the Ivanti Neurons hyper-automation platform. Additionally, customers will benefit from the expanded scale, corporate resources, service capabilities and financial flexibility that Ivanti will deliver. Upon completion of the transactions, the combined company will continue to be led by Ivanti chairman and CEO Jim Schaper.

“By combining MobileIron and Pulse Secure with Ivanti, we are creating a leader in the large and growing unified endpoint management, security, and enterprise service management markets. We now have the most comprehensive set of software solutions that address the growing market demand for the future of work, where working from anywhere on any device type is the new normal,” said Mr. Schaper. “With the integration of our industry knowledge and complementary product offerings, Ivanti will be well-positioned to provide our expansive customer base with the critical tools needed to tackle IT challenges in the new normal. We welcome MobileIron’s and Pulse Secure’s employees, customers, and partner network to the Ivanti family and thank Clearlake and TA Associates for their strong support in enabling these transformational transactions.”

“We are thrilled to join forces with Ivanti and Pulse Secure in a combination that will accelerate our ability to help organizations quickly and securely embrace the future of work, in which employees, IT infrastructure and customers are everywhere – and mobile devices provide access to everything,” added Simon Biddiscombe, CEO of MobileIron. “Bringing our solutions together will enable organizations to easily secure users, devices, data and access in the Everywhere Enterprise. We’re confident that this transaction will deliver comprehensive security for the next generation workforce, provide enhanced opportunities for our team of employees, and better serve our customer base. Additionally, we believe this combination represents the best path forward for our stockholders and MobileIron.”

“The Pulse Secure team is excited to join the Ivanti family in the next chapter of growth for the combined organization,” added Sudhakar Ramakrishna, CEO of Pulse Secure. “We believe that organizations looking for unified endpoint management and zero trust secure access solutions will see the combined company as a new, highly focused partner with the capabilities to deliver a complete, best-in-class, global solution. We appreciate Siris Capital for their phenomenal support over the past six years, which enabled us to invest in our products, people, and clients in order to achieve a wonderful outcome for shareholders and find a great home.”

“We’ve had the pleasure to witness the evolution of Pulse Secure since we first acquired the business in October 2014,” said Frank Baker, Co-Founder and Managing Partner of Siris. “Pulse Secure’s investment in its products enabled it to provide solutions that are critical to the future of work, as seen by the business experiencing over 160% topline year-over-year growth in the first half of this year. We look forward to seeing Ivanti continue to drive Pulse Secure’s growth and expansion with the backing of Clearlake and TA Associates.”

In August, Ivanti, a portfolio company of Clearlake, announced a new strategic investment from TA Associates. The investment from TA Associates, along with new capital from Clearlake, will be used to accelerate Ivanti’s growth. Clearlake and TA partnered to fund the strategic acquisitions. UBS Investment Bank advised Clearlake and Ivanti in the transaction, and Shea & Company, LLC advised TA Associates on the strategic investment in Ivanti.

“The transformational combination of Ivanti, MobileIron, and Pulse Secure brings together three complementary, market leading businesses to bolster Ivanti’s position as a security software market leader,” said Behdad Eghbali, Founder and Managing Partner, and Prashant Mehrotra, Partner, of Clearlake. “The combined business will have the scale, breadth of capabilities, and resources to extend its leadership position and to offer a complete product portfolio addressing the critical IT needs of its clients. We are excited to continue utilizing our O.P.S.® framework to support Jim Schaper and the rest of the Ivanti management team as they execute on their strategy of aggressive organic and inorganic growth.”

“The union between Ivanti, MobileIron, and Pulse Secure creates a unique platform with significant capabilities and a highly experienced management team, and enhances the resources available to invest in the next generation of products,” said Hythem El-Nazer and Harry Taylor, Managing Directors of TA Associates. “We were excited to announce TA Associates’ investment in Ivanti in August, and look forward to our ongoing partnership with Clearlake and Jim Schaper to execute on our shared aggressive growth plan for the company.”

Morgan Stanley Senior Funding, Inc., BofA Securities, UBS Investment Bank, and BMO Capital Markets are providing debt financing for the acquisitions. UBS Investment Bank, BofA Securities, Morgan Stanley & Co. LLC and BMO Capital Markets advised Ivanti in connection with the acquisitions of MobileIron and Pulse Secure. Sidley Austin LLP provided legal counsel for the acquisitions and Kirkland & Ellis LLP provided legal counsel for the financing for Ivanti. Barclays acted as the exclusive financial advisor to MobileIron. Morrison & Foerster LLP acted as legal advisor to MobileIron. Pulse Secure and Siris were advised by Goldman Sachs & Co. LLC in the sale. The closings of the transactions are subject to customary conditions, including regulatory and MobileIron stockholder approvals.

About Ivanti

Ivanti automates IT and Security Operations to discover, manage, secure and service from cloud to edge. From PCs to mobile devices, VDI, and the data center, Ivanti discovers IT assets on-premises, in cloud, and at the edge, improves IT service delivery, and reduces risk with insights and automation. The company also helps organizations leverage modern technology in the warehouse and across the supply chain to improve delivery without modifying backend systems. Ivanti is headquartered in Salt Lake City, Utah and has offices all over the world. For more information, visit www.ivanti.com and follow @GoIvanti.

About MobileIron

MobileIron is redefining enterprise security with the industry’s first mobile-centric security platform for the Everywhere Enterprise. In the Everywhere Enterprise, corporate data flows freely across devices and servers in the cloud, empowering workers to be productive anywhere they need to work. To secure access and protect data across this perimeter-less enterprise, MobileIron leverages a zero trust approach, which assumes bad actors are already in the network and secure access is determined by a “never trust, always verify” model. More information is available at www.mobileiron.com.

About Pulse Secure

Pulse Secure provides easy, comprehensive software-driven Secure Access solutions for people, devices, things and services that improve visibility, protection and productivity for our customers. Our suites uniquely integrate cloud, mobile, application and network access to enable hybrid IT in a Zero Trust world. Over 24,000 enterprises and service providers across every vertical entrust Pulse Secure to empower their mobile workforce to securely access applications and information in the data center and cloud while ensuring business compliance. Learn more at www.pulsesecure.net.

About Clearlake

Clearlake Capital Group, L.P. is a leading investment firm founded in 2006 operating integrated businesses across private equity, credit and other related strategies. With a sector-focused approach, the firm seeks to partner with world-class management teams by providing patient, long-term capital to dynamic businesses that can benefit from Clearlake’s operational improvement approach, O.P.S.® The firm’s core target sectors are technology, industrials and consumer. Clearlake currently has approximately $25 billion of assets under management and its senior investment principals have led or co-led over 200 investments. The firm has offices in Santa Monica and Dallas. More information is available at www.clearlake.com and on Twitter @ClearlakeCap.

About TA Associates

TA Associates is a leading global growth private equity firm. Focused on targeted sectors within five industries – technology, healthcare, financial services, consumer and business services – TA invests in profitable, growing companies with opportunities for sustained growth, and has invested in more than 500 companies around the world. Investing as either a majority or minority investor, TA employs a long-term approach, utilizing its strategic resources to help management teams build lasting value in high quality growth companies. TA has raised $33.5 billion in capital since its founding in 1968 and is committing to new investments at the pace of over $2 billion per year. The firm’s more than 85 investment professionals are based in Boston, Menlo Park, London, Mumbai and Hong Kong. More information about TA Associates can be found at www.ta.com.

About Siris

Siris is a leading private equity firm that invests primarily in mature technology and telecommunications companies with mission-critical products and services, facing industry changes or other significant transitions. Siris’ development of proprietary research to identify opportunities and its extensive collaboration with its Executive Partners are integral to its approach. Siris’ Executive Partners are experienced senior operating executives that actively participate in key aspects of the transaction lifecycle to help identify opportunities and drive strategic and operational value. Siris is based in New York and Silicon Valley and has raised nearly $6 billion in cumulative capital commitments. www.siris.com.

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Media Contacts

For Ivanti:

Amberly Janke

Ivanti

+1 801-727-5157

amberly.janke@ivanti.com

Erin Jones

Avista Public Relations

704-664-2170

ejones@avistapr.com

For Clearlake:

Jennifer Hurson

Lambert & Co.

+1 845-507-0571

jhurson@lambert.com

For TA Associates:

Marcia O’Carroll

TA Associates

617-574-6796

mocarroll@ta.com

Phil Nunes

BackBay Communications

617-391-0792

phil.nunes@backbaycommunications.com

For Siris:

Dana Gorman

Abernathy MacGregor

+1 212-371-5999

dtg@abmac.com

Blair Hennessy

Abernathy MacGregor

+1 212-371-5999

bth@abmac.com

How to Find Further Information

This communication does not constitute a solicitation of any vote or approval in connection with the proposed acquisition of MobileIron, Inc. (“MobileIron”) by Ivanti, Inc. (the “Merger”).  In connection with the proposed Merger, MobileIron will file a proxy statement with the Securities and Exchange Commission (“SEC”), which MobileIron will furnish with any other relevant documents to its stockholders in connection with the special meeting of the stockholders to vote on the Merger.  BEFORE MAKING ANY VOTING DECISION, WE URGE STOCKHOLDERS TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MOBILEIRON AND THE PROPOSED MERGER.  The proposals for the Merger will be made solely through the proxy statement.  In addition, a copy of the proxy statement (when it becomes available) may be obtained free of charge from Investor Relations Department at MobileIron, Inc., 490 East Middlefield Road, Mountain View, CA 94043.  Security holders also will be able to obtain, free of charge, copies of the proxy statement and any other documents filed by MobileIron with the SEC in connection with the proposed Merger at the SEC’s website at http://www.sec.gov, and at the companies’ website at www.mobileiron.com.

Disclaimer

This press release contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended), including forward-looking statements regarding Ivanti’s proposed acquisitions of MobileIron and Pulse, and any statements other than statements of historical fact could be deemed to be forward-looking statements and involve a number of risks and uncertainties. These forward-looking statements include, among other things, statements regarding the expected consummation of the transactions described herein, the future business and financial performance of Ivanti, MobileIron and Pulse, and the expected benefits of the proposed transactions and other statements identified by words such as “will”, “expect”, “believe”, “anticipate”, “estimate”, “should”, “could”, “would”, “may”, “intend”, “plan”, “potential”, “target”, “predict”, “project”, “aim”, “opportunity”, “tentative”, “positioning”, “designed”, “create”, “seek”, “ongoing”, “upside”, “increase” or “continue” and variations or other similar words, phrases or expressions. These statements are based on Ivanti’s, MobileIron’s and Pulse’s current expectations and beliefs, as well as assumptions made by, and information currently available to, Ivanti, MobileIron and Pulse, many of which are outside of their control.  Actual results and future events may differ materially due to risks and uncertainties, including risks related to the failure of the consummation of the transactions (including as a result of the failure to obtain required regulatory and stockholder approvals or satisfy any of the other closing conditions to the transactions), Ivanti’s failure to obtain the financing required to complete the transactions, Ivanti, MobileIron and/or Pulse’s failure to successfully integrate their businesses after the closing of the transactions, Ivanti, MobileIron and/or Pulse’s liquidity and ability to fund operating and capital expenses, risks related to potential delays or failures and increased competition in development, production and commercialization of Ivanti, MobileIron and/or Pulse’s products and services, risks related to Ivanti, MobileIron and/or Pulse’s failure to retain customers, suppliers and/or employees, Ivanti, MobileIron and/or Pulse’s reliance on third parties, and other risks detailed from time to time in filings MobileIron makes with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Ivanti, MobileIron and Pulse disclaim any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events, or otherwise.

Participants in the Solicitation

The directors and officers of MobileIron may be deemed to be participants in the solicitation of proxies in connection with the approval of the proposed Merger.  Information regarding MobileIron’s directors and officers and their respective interests in MobileIron by security holdings or otherwise is available in its most recent Annual Report on Form 10-K filed with the SEC and its most recent definitive Proxy Statement on Schedule 14A filed with the SEC. Additional information regarding the interests of such potential participants is or will be included in the proxy statement and other relevant materials to be filed with the SEC, when they become available, including in connection with the solicitation of proxies to approve the proposed Merger.